Filed pursuant to Rule 497(a)

File No. 333-227116

Rule 482ad

Priced: $50mm @ 4.375% @ par

Settles: 3/10 (t+5)

CUSIP: 80349AAD1

Saratoga Investment Corp. New Issue Announcement

Issuer:	Saratoga Investment Corp. (“SAR”)
Security Type:	Sr. Unsecured Notes
Size:	$25mm
Format:	SEC Registered
Maturity:	February 28, 2026
Expected Rating:	BBB+ (Egan-Jones)*
Use of Proceeds:	Investments, GCP
Opt Redemption:	Make Whole Call, 3 month par call
Sole Bookrunner:	Raymond James
IPT:	4.5% area
Denoms:	$2,000 x $1,000
Settlement:	T+5 (Mar 10, 2021)
Timing:	Today’s business

Link to Preliminary Prospectus Supplement:	https://www.sec.gov/Archives/edgar/data/1377936/000121390021013066/s130896_424b2.htm

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of SAR before investing. The preliminary prospectus supplement dated Mar. 3, 2021, together with an accompanying prospectus, which have been filed with the Securities and Exchange Commission, contain this and other information about SAR and should be read carefully before investing. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement is not complete and may be changed.

The preliminary prospectus supplement, the accompanying prospectus and this announcement do not constitute offers to sell or the solicitation of offers to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A SHELF REGISTRATION STATEMENT RELATING TO THESE SECURITIES IS ON FILE WITH AND HAS BEEN DECLARED EFFECTIVE BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE OFFERING MAY BE MADE ONLY BY MEANS OF A PROSPECTUS SUPPLEMENT AND AN ACCOMPANYING PROSPECTUS. YOU MAY GET THESE DOCUMENTS, AS WELL AS THE FINAL PROSPECTUS, PROSPECTUS SUPPLEMENT OR PRICING SUPPLEMENT (WHEN COMPLETED), AS APPLICABLE (SUCH PRELIMINARY AND FINAL DOCUMENTATION TOGETHER THE OFFERING DOCUMENTATION) FOR FREE BY SEARCHING THE SEC ONLINE DATABASE AT: WWW.SEC.GOV. ALTERNATIVELY, YOU MAY OBTAIN A COPY OF THE OFFERING DOCUMENTATION FROM RAYMOND JAMES & ASSOCIATES, INC., 880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR OTHER EMAIL SYSTEM.